UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2017

PHYSICIANS REALTY TRUST
PHYSICIANS REALTY L.P.
(Exact name of registrant as specified in its charter)

Maryland (Physicians Realty Trust) Delaware (Physicians Realty L.P.)	001-36007 333-205034-01	46-2519850 80-0941870
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Physicians Realty Trust Emerging growth company ☐ Physicians Realty L.P. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Physicians Realty Trust ☐  Physicians Realty L.P. ☐

Item 3.02.    Unregistered Sales of Equity Securities.

Physicians Realty Trust (the “Company”), through a subsidiary of its operating partnership, Physicians Realty L.P. (the “Operating Partnership”), entered into a contribution agreement effective as of September 21, 2017 (the "Contribution Agreement"), with HW MOB LLC ("Hazelwood") and Hazelwood Medical Building, LLC, to acquire a medical office building in Maplewood, Minnesota, comprising approximately 147,926 net leasable square feet (the "Hazelwood MOB") for an aggregate purchase price of approximately $70.7 million, subject to certain closing adjustments. The closing of the acquisition is anticipated in the first quarter of 2018, at which time, subject to the satisfaction of the closing conditions under the Contribution Agreement, substantially all of the purchase price would be payable in Series A Preferred Units of the Operating Partnership ("Series A Preferred Units"). At closing, the Operating Partnership will issue to Hazelwood a number of Series A Preferred Units to be determined by a formula provided in the Contribution Agreement. In addition, the Contribution Agreement provides that additional Series A Preferred Units, in an amount to be determined by a formula provided in the Contribution Agreement, would be issuable to Hazelwood upon the satisfaction of certain post-closing conditions within 60 months from the closing.

The Contribution Agreement contains customary representations, warranties and covenants of the parties and is subject to the satisfaction of customary conditions to closing. Accordingly, there can be no assurance the Hazelwood MOB acquisition and the issuance of Series A Preferred Units will be completed.

The Company expects that in connection with the closing of the transactions contemplated by the Contribution Agreement, Hazelwood would become bound by the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "Partnership Agreement"), which would entitle Hazelwood, at a future time, to cause the Operating Partnership to redeem the Series A Preferred Units in exchange for cash, or at the Operating Partnership’s option, for the Company’s common shares, pursuant to a formula provided in the Partnership Agreement which currently would result in the issuance of common shares constituting more than 1% of the number of the Company's common shares presently outstanding.

At closing, the Series A Preferred Units will be issued (a) in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder and (b) to an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

Item 7.01.    Regulation FD Disclosure.

The information set forth in Item 8.01 of this report is incorporated herein by reference.

Item 8.01.    Other Events.

On September 26, 2017, the Company announced that it, through its Operating Partnership, entered into a purchase and sale agreement, dated August 8, 2017 (the "Agreement"), with Gwinnett Medical Properties, Inc. ("Gwinnett") to acquire three on-campus medical office buildings located in Georgia, comprising an aggregate of approximately 269,393 net leasable square feet (the "Gwinnett MOBs"), for an aggregate purchase price of approximately $100.7 million, subject to closing prorations and other adjustments. Two of the Gwinnett MOBs are located in Lawrenceville, Georgia, and the other MOB is located in Duluth, Georgia. The Gwinnett MOBs are 97.3% leased, with approximately 40% of the space leased by the hospital system, and the weighted average lease term remaining is 5.7 years. The closing of the Gwinnett MOBs acquisition is expected to occur in the fourth quarter of 2017, producing an expected first year cash yield of approximately 5.5%.

Each of the Gwinnett MOBs is affiliated with the Gwinnett Hospital System (Moody's: "A3"). The Gwinnett Hospital System and Northside Hospital have announced a proposed merger agreement, which is currently pending regulatory approval.

The Agreement contains customary representations, warranties and covenants of the parties and is subject to the satisfaction of customary conditions to closing. Accordingly, there can be no assurance that the Company will complete the Gwinnett MOBs acquisition.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

99.1	Press Release, dated September 26, 2017, issued by Physicians Realty Trust

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include statements regarding the Company’s strategic and operational plans, the Company’s ability to generate internal and external growth, the future outlook, anticipated cash returns, cap rates or yields on properties, anticipated closing of property acquisitions, and ability to execute its business plan. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties are described in greater detail in the Company’s and the Operating Partnership's filings with the Securities and Exchange Commission (the "Commission"), including, without limitation, the Company’s and the Operating Partnership's annual and periodic reports and other documents filed with the Commission. Unless legally required, the Company disclaims any obligation to update any forward-looking statements after the date of this Current Report on Form 8-K, whether as a result of new information, future events or otherwise. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading "Risk Factors" included in each of the Company’s and the Operating Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the Commission on February 24, 2017 and the Company's and the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017 filed with the Commission on August 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 26, 2017		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

Date: September 26, 2017		PHYSICIANS REALTY L.P.
by: Physicians Realty Trust, its general partner

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 26, 2017, issued by Physicians Realty Trust